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                                                                EXHIBIT 10.19.2


                            FORM OF AMENDMENT #___ TO
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT


        THIS AMENDMENT #___ TO SYSTEM EQUIPMENT PURCHASE AGREEMENT (this "AMENDMENT") is made and is effective as of _____________________ (the "EFFECTIVE DATE"), by and between CRICKET COMMUNICATIONS, INC., a Delaware corporation ("OWNER"), and ERICSSON WIRELESS COMMUNICATIONS INC., a Delaware corporation ("VENDOR").

                                    RECITALS

        WHEREAS, Owner and Vendor entered into that certain System Equipment Purchase Agreement dated as of September 20, 1999 (such agreement as amended, modified or supplemented from time to time being the "ORIGINAL CONTRACT") as modified by Amendment #1 to said System Purchase Agreement dated November 28, 2000 ("AMENDMENT #1"); and

        WHEREAS, Owner and Vendor wish to enter into this Amendment to provide for, among other things, the: (i) deployment of Pre-1xRTT Products within the ______________, ________ (BTA #___) (the "MARKET"); (ii) transition to
Specification compliant Products within the Market [*]; and (iii) the possible redeployment of Pre-1xRTT Products removed from the Market to another Owner US-based market.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                    AGREEMENT

1. Interpretation.

        1.1 This Amendment is a Market Specific Amendment as referenced in Amendment #1. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as set forth in Amendment #1. Capitalized terms not otherwise defined in this Amendment or Amendment #1 shall have the meanings as set forth in the Original Contract. Any capitalized terms from the Original Contract shall also be interpreted to apply to Pre-1xRTT Products. For example, "Certificate of Substantial Completion" when used in reference to Pre-1xRTT Products shall mean a checklist issued by Vendor upon completion of Optimization Services and testing with respect to the System comprised of Pre-1xRTT Products in form and content as set forth in the Original Contract.

        1.2 All terms defined in this Amendment will have the defined meanings set forth herein; provided that, in the case of any terms that are defined both in this Amendment and an exhibit hereto, the definitions contained in this Amendment (excepting such exhibit) will supercede the definitions contained in the exhibit for all purposes of this Amendment (excepting such exhibit), and the definitions contained in any exhibit will control as to such exhibit.

        1.3 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment, refer to this Amendment as a whole and not to any particular provision



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of this Amendment, and section and exhibit references are to this Amendment unless otherwise specified or the context otherwise requires. The meanings given to terms defined in this Amendment are equally applicable to both the singular and plural forms of such terms.

2. Supply of Pre-1xRTT Products.

        2.1 Purchase Orders and Lead Times. During the period between the Effective Date and up to [*] days (the "ORDER PERIOD") after the date on which [*], Owner and any Operating Affiliate may submit Purchase Order(s) for Pre-1xRTT Products for deployment within the Market; provided that: (i) such Purchase Order(s) provide for delivery of Pre-1xRTT Products on or after [*];
(ii) the aggregate volume of Pre-1xRTT Products ordered for the Market during the Order Period does not exceed the quantities set forth in Exhibit A, or any additional quantities above and beyond those quantities in Exhibit A as may be mutually agreed to by the parties from time to time; and (iii) the delivery dates for Pre-1xRTT Products identified in such Purchase Order(s) comply with the lead times for Pre-1xRTT Products as set forth in Exhibit B to this Amendment. Vendor shall provide sixty (60) days advance written notice to Owner of the expiration of the Order Period. Vendor shall not be obligated to accept Purchase Order(s) for Pre-1xRTT Products placed after the Order Period.

        2.2 Site Acquisition and Site Preparation. With respect to deployment of Pre-1xRTT Products within the Market, Owner shall be responsible for all Site Acquisition and Site Preparation activities in accordance with the Statement of Work attached hereto as Exhibit C and incorporated herein by reference (the "TRANSITION SOW").

        2.3 Delivery and Installation of Pre-1xRTT Products. Vendor shall deliver and install Pre-1xRTT Products in accordance with the Original Contract. All delivery dates, rescheduling and cancellation of Pre-1xRTT Products being deployed under this Amendment shall be handled in accordance with Exhibit B to this Amendment. Title to, and risk of loss or damage of, Pre-1xRTT Products shall transfer from Vendor to Owner in accordance with Section 22 of the Original Contract.

        2.4 Integration and Optimization of Pre-1xRTT Products. With respect to deployment of Pre-1xRTT Products in the Market, Vendor shall provide the Pre-1xRTT Services, which shall be the same as the Services described in Section
8.2 of the Original Contract. The pricing for said Pre-1xRTT Services is set forth in Exhibit A and is based on [*].

        2.5 Licensing of Pre-1xRTT Software. Vendor shall provide a non-exclusive license to use Pre-1xRTT Software, in accordance with Sections 13 and 14 of the Original Contract, subject to Owner's payment of license fees, which are the same as those fees for the Software as set forth in Exhibit B to the Original Contract.


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        2.6 Acceptance Procedures. The Acceptance Procedures for Pre-1xRTT
Products (and for the System utilizing Pre-1xRTT Products sold pursuant to this Amendment) shall be as set forth in Section 10 of the Original Contract.

        2.7 Pricing and Invoicing. The pricing for Pre-1xRTT Products and Pre-1xRTT Services is set forth in Exhibit A and is based on [*].

           2.7.1 Invoices for Pre-1xRTT Products. Invoices for Pre-1xRTT Products shall be paid by Owner as follows:

                (a) [*] of the amount of all Purchase Orders completed by the Vendor with respect to a Site shall be invoiced upon shipment of Pre-1xRTT Products in respect of such Purchase Orders;

                (b) [*] of the amount of all Purchase Orders completed by the Vendor with respect to a Site shall be invoiced upon completion of Installation and Integration of Pre-1xRTT Products with respect to each Site;

                (c) [*] of the amount of all Purchase Orders completed by the Vendor with respect to a Site shall be invoiced upon the date Owner signs a Certificate of Substantial Completion with respect to Pre-1xRTT Products forming part of such Purchase Orders; provided that, in the event that a Certificate of Substantial Completion is not issued within five (5) Business Days after the Guaranteed Substantial Completion Date due to a delay in reaching Substantial Completion solely attributable to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5th) Business Day following Substantial Completion;

                (d) [***]

                (e) [***]

                (f) [*] of the amount of all Purchase Orders issued with respect to Products for the Market shall be invoiced upon Final Acceptance of the System [*].




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           2.7.2 Invoices for Pre-1xRTT Services. Pre-1xRTT Services shall be invoiced in the same manner as Services are invoiced as specified in Section 5.3(b) of the Original Contract.

        2.8 Spares. Spare recommendations for Pre-1xRTT Products furnished hereunder shall be as set forth in Exhibit D, attached hereto.

        2.9 Capacity Guarantee. With respect to Pre-1xRTT Products furnished hereunder, Vendor guarantees embedded sector Erlang RF capacity (the "PRE-1XRTT CAPACITY GUARANTEE") according to the following table:

[***]

        2.10 Pre-1xRTT Product Delays. [*] of the Original Contract shall apply to delays associated with the deployment of Pre-1xRTT Products for this Market under this Amendment.

        2.11 Product Delays.

           2.11.1 Commercial Availability of Products. In the event Specification compliant Products are not commercially available to Owner to replace Pre-1xRTT Products by [*], then commencing on [*], [*].



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           2.11.2 Guaranteed Substantial Completion Date for Products and
Services. With respect to any System in the Market, in the event that:

                (i) Vendor is liable to [*] of the Original Contract with respect to such Systems, and

                (ii) Vendor's failure to make Specification compliant Products commercially available to Owner by [*] was a sole cause of all or part of Vendor's failure to achieve Substantial Completion on or before the Guaranteed Substantial Completion Date for said System, and

                (iii) Vendor has made 1xRTT [*] to Owner with respect to said System as a result of Vendor's failure to make Specification compliant Products commercially available to Owner by [*],

                (iv) then, [*].

        [***]

3. Transition to Products. With respect to the Purchase Orders issued in accordance with Section 2.1 of this Amendment, the parties hereto acknowledge and agree that Vendor will replace Pre-1xRTT Products deployed in the Market [*] with the Specification compliant Products in accordance with Amendment #1, this Amendment and Exhibit C to this Amendment. The description and amount of Specification compliant Products to be provided in connection with such replacement are set forth in Exhibit A. All deliveries of Specification compliant Products hereunder shall be made [*] to the locations specified in the Exhibit B. Additionally, Vendor will provide for, [*]: (i) deinstallation and removal of Pre-1xRTT Products; (ii) all necessary hardware and software upgrades for the transition to the Specification compliant Products; (iii) optimization, installation, integration and all other Services described in Section 8.2 of the Original Contract with respect to the Specification compliant Products, and (iv) modifying or replacing existing System Elements or existing System Element Facilities, including those not provided by Vendor or its Subcontractors, in order to make such existing System Elements or existing System Element Facilities at least as functional with the replacement Specification compliant Products as such existing System Elements or existing System Element Facilities were with the Pre-1xRTT Products prior to the deinstallation and



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removal of the Pre-1xRTT Products. Notwithstanding the foregoing, the parties acknowledge and agree that Vendor shall not be responsible for any internal costs of Owner for personnel or overhead or related expenses. All deinstallation and removal of Pre-1xRTT Products and installation and other Services relating to the upgrade of the System with Specification compliant Products will be done at times as mutually agreed to by the parties, who shall act commercially reasonably and shall take into account the applicable deployment schedules so as to avoid any delays.

4. Redeployment Election. With respect to Pre-1xRTT Products being replaced with Specification compliant Products in accordance with this Amendment, such Pre-1xRTT Products so replaced shall either be [*] or the parties can mutually agree to elect to redeploy such Pre-1xRTT Products to another Owner US-based market. If the decision of whether the Pre-1xRTT Products are to be returned or redeployed is not made sixty (60) days prior to the deinstallation of the Pre-1xRTT Products (in the case of redeployment, the parties must have also mutually agreed to the terms and conditions of said redeployment within said timeframe), then it shall be deemed that said products shall [*]. The [*] redeployment of said Pre-1xRTT Products shall be handled in accordance with
Section 4.1 of Amendment #1.

5. Full Force and Effect. Except as expressly modified in Amendment #1 and this Amendment, the Original Contract shall remain unmodified and in full force and effect.

6. Interpretation. In the event of any conflict between the terms of this Amendment and any exhibit hereto, the terms of this Amendment shall prevail. In the event of any conflict between the terms of this Amendment and the Original Contract, the terms of this Amendment shall prevail. In the event of any conflict between the terms of this Amendment and Amendment #1, the terms of this Amendment shall prevail.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]


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        IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives effective as of the date set forth below.



Date of Execution:                       "Owner"
                                         Cricket Communications, Inc.,
                                         a Delaware corporation
---------------------------

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------



Date of Execution:                       "Vendor"
                                         Ericsson Wireless Communications Inc.,
                                         a Delaware corporation
---------------------------


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------






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                                LIST OF EXHIBITS


EXHIBIT A - DESCRIPTION AND PRICING ASSOCIATED WITH MARKET DELIVERABLES

EXHIBIT B - LEAD TIMES FOR PRE-1XRTT PRODUCTS

EXHIBIT C - TRANSITION SOW

EXHIBIT D - SPARE REQUIREMENTS ASSOCIATED WITH PRE-1XRTT PRODUCTS

EXHIBIT E - LINK BUDGET

                                    EXHIBIT A
                               MARKET DELIVERABLES


1. INTRODUCTION


This Exhibit sets forth Pre-1xRTT Products and Pre-1xRTT Services as determined by Owner and Vendor based on Owner's requirements, and may be changed by mutual agreement. Pricing [*] has been provided and applied to all similar configurations of Pre-1XRTT Products and to the provision of Pre-1xRTT Services listed in this Exhibit A. Vendor shall upgrade all Pre-1xRTT Products to Specification compliant Products and provide all related Services [*] in accordance with this Amendment. Payment shall be made in accordance with Section
2.7.1 of this Amendment. Owner may purchase all or any part of the Pre-1xRTT Products and Pre-1xRTT Services set forth in this Exhibit A in accordance with this Amendment.



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2. PRODUCTS


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3. PRODUCTS


Below is a description of the Pre-1xRTT Products referenced above along with the applicable Specification compliant Products, which will be transitioned to, [*], in connection with the transition to 1xRTT in accordance with this Amendment.


[***]




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[***]

4. SERVICES PRICING

[Two Pages of Pricing Information Deleted Pursuant to Confidential Treatment
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                                    EXHIBIT B
                          PRE-1XRTT PRODUCT LEAD TIMES


1. PRODUCT LEAD TIMES

The minimum lead time interval to ship Pre-1xRTT Products is identified in Table 1 below. Vendor will acknowledge receipt of the Purchase Order within [*] of the Purchase Order date. While it is Vendor's objective to provide Owner with this acknowledgment, Owner shall advise Vendor to the extent that Owner becomes aware of any missing or late acknowledgments to ensure that the Purchase Order has not been lost.

                           TABLE 1. PRODUCT LEAD TIMES

[***]


2. RESCHEDULE

[***]


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3. CANCELLATION


Pursuant to the terms of Section 11.2 of the Original Contract, Owner may cancel any Purchase Order or Change Order, or any part thereof, associated with Pre-1xRTT Products and Services subject to a cancellation fee as provided below.

[***]

5. DELIVERY


Delivery of all Pre-1xRTT Products, as well as the Specification compliant Products replacing said Pre-1xRTT Products, will be made [*] at Owner designated warehouse, site location, or as otherwise specified by Owner. Vendor shall unload and inventory all Pre-1xRTT Products, as well as the Specification compliant Products replacing said Pre-1xRTT Products, inside of Owner's designated warehouse, at Owner's site location, or at any other Owner designated point of delivery, and as otherwise reasonably directed by Owner.



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                                    EXHIBIT C

                                 TRANSITION SOW


1 INTRODUCTION

        1.1 CONTEXT


        Owner has acquired licenses to deliver PCS services in the 1900 MHz band in _________, ____________. Owner will offer PCS services based on CDMA technology. Vendor will supply and deploy Pre-1xRTT Products and related Pre-1xRTT Services, as well as the Specification compliant Products replacing said Pre-1xRTT Products and associated services related to said replacement, pursuant to this Amendment.

        1.2 PURPOSE

        This Transition SOW ("SOW") serves to define the roles and responsibilities associated with the design, supply and installation of the Pre-1xRTT Products, as well as the Specification compliant Products replacing said Pre-1xRTT Products in accordance with this Amendment.

        1.3 SCOPE

                1.3.1 TELECOMMUNICATIONS SYSTEMS


                        This SOW addresses the deployment of the Pre-1xRTT Products, as well as the Specification Compliant Products replacing said Pre-1xRTT Products in accordance with this Amendment. This deployment is addressed in the following manner:

                - The introduction generally describes the scope of the deployment related to the Pre-1xRTT Products and the Specification compliant Products replacing said Pre-1xRTT Products in accordance with this Amendment.

                - The responsibility matrices describe the division of responsibilities associated with said deployment between Vendor, and Owner

                - Those tasks which are to be provided by Vendor are described in greater detail in the text of this SOW. Those tasks provided by Owner are not described beyond the responsibility matrices herein.

                1.3.2 DEPLOYMENT OF TELECOMMUNICATIONS SYSTEMS


                        This SOW addresses the deployment of the Pre-1xRTT Products and the Specification compliant Products replacing said Pre-1xRTT Products in accordance with this Amendment; distinct from operations and maintenance.

        1.4 RELATIONSHIP OF SOW WITH OTHER DOCUMENTS

        This SOW further details covenants set forth in the Amendment, and is meant to create a more detailed understanding of the contents of the Amendment. However, in the event of a conflict between this Amendment and the SOW, the Amendment shall govern and control.

        The responsibility matrix takes precedence within the SOW. If there are instances where the responsibility matrix herein is in disagreement with another portion of the SOW, the responsibility matrix herein shall take precedence.

        This matrix collectively describes the required tasks for the deployment of the Pre-1xRTT Products and the Specification compliant Products replacing said Pre-1xRTT Products in accordance with this Amendment. This SOW includes the supply of radio equipment, switching equipment, other associated network equipment, site preparation, network deployment, equipment optimization, and other related services.


2. SYSTEMS DEPLOYMENT

        2.1 SECTION SUMMARY


        The following sections outline the required tasks, as well as their inter-relationships, for the deployment of the Pre-1xRTT Products and the Specification compliant Products replacing said Pre-1xRTT Products in accordance with this Amendment. Section 2.2 provides the responsibility matrix.

        2.2 RESPONSIBILITY MATRICES

        Owner and Vendor shall perform, or provide through a third party, the tasks described in the responsibility matrix herein, exhibits in this section, in accordance with the terms of the Contract, and this SOW.

        Following is the responsibility matrix outlining tasks to be performed during the deployment phase.

        Services indicated in the following responsibility matrices to be performed refer to those services, which are to be performed by Vendor pursuant to the Original Contract and the Amendment respectively.


[***]


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[Sixteen Pages of Technical Information Deleted Pursuant to Confidential
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3. SERVICES DESCRIPTION

        3.1 PROJECT MANAGEMENT

        Project management begins with the professional management of individual tasks (divided in this document between Vendor and Owner). Each provider of a given task is expected to manage that individual task.

        The general coordination of these individual tasks into a coherent overall project is performed by the overall project management function.

        Many of the individual tasks must also be technically integrated into the System as a whole.


        3.1.1 MANAGEMENT OF INDIVIDUAL TASKS


        Each party shall assume responsibility for the management and procurement of facilities, materials, and personnel associated with performing its respective tasks, as defined in the task delineation matrix. Responsibilities include, but are not limited to, development of execution plans, organization, coordination and communications, cost and schedule management, engineering management, quality assurance and quality control, procurement and contracts management, logistics planning, project administration, and safety.


        3.1.2 SYSTEMS INTEGRATION


        [***]


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[***]


3.1.3 PRE-MOBILIZATION


        Pre-mobilization includes all the creation of systems and infrastructure necessary to support the successful completion of project. Pre-Mobilization includes the following tasks:

        -         Establish office facilities

        -         Establish warehousing and logistics support

        - Establish communications infrastructure (telephone, E-mail, etc.)

        -         Establish security for project


3.2 INSTALLATION


        3.2.1 BSC/MSC/HLR SITE


        [***]


        3.2.2 RBS SITES

        [***]

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        [***]

3.3 TESTING AND COMMISSIONING

        [***]

3.4 ONGOING TECHNICAL SUPPORT AND CONSULTATION

        3.4.1 ON-GOING TECHNICAL SUPPORT & CONSULTATION


        Vendor shall offer the following support:

                -       Telephone hotline support

                -       Technical operating support

                -       Repair and return support


        3.4.1.A TELEPHONE HOTLINE SUPPORT

                Vendor provides Owner a service Hotline to handle Owner questions, problems, or other Owner-initiated feedback in accordance with Exhibit N of the Original Contract.



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        3.4.1B TECHNICAL OPERATING SUPPORT

                Following the completion of installation and acceptance tests, Vendor representatives can assist in operating the network equipment. These technical staff can provide the technical support necessary for the adjustment and maintenance of the installed Pre-1xRTT Products.

                Upon Owner's request, Vendor shall provide additional technical support at Vendor's then-current standard rates and charges.


        3.4.1.C REPAIR AND RETURN SUPPORT

                To the extent contemplated by the Original Contract, defective products shall be returned to the Vendor Repair Center. The Hotline staff shall assist Owner with the return material authorization (RMA) process. An RMA number shall be issued for each hardware replacement. Any product found to be defective once employed in System and returned to the vendor repair center shall be repaired or replaced by Vendor. Freight charges for material inbound are to be prepaid by Owner and Vendor shall be responsible for the return freight.

                                    EXHIBIT D
                                PRE-1XRTT SPARES

1) Introduction

Vendor's recommended spare parts packages are based on a mean time between failure (MTBF) rate. From the MTBF, a steady state failure rate is calculated. Vendor then takes the lead time necessary to get a component for that Pre-1xRTT Product from the factory and determines spares levels required for that duration of time. [***]




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[Three Pages of Technical Information Deleted Pursuant to Confidential Treatment
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                                    EXHIBIT E
                                   LINK BUDGET


1.0 INTRODUCTION

A link includes the entire communication path - from the information source through the encoder and modulator, the transmitter and the channel to the receiver, then through the decoder and demodulator, and end at the information sink. A CDMA system consists of a forward link and a reverse link. Forward link or the downlink is the connection from the base station to the mobile, and reverse or the uplink is the connection from the mobile to the base station.

The link analysis and its output, the link budget, consists of the calculations and tabulation of the transmitted signal power, receiver sensitivity, noise power, losses throughout the link and maximum allowable path loss. Link budget is a statistical estimation of the system performance.


[***]



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[Two Pages of Technical Information Deleted Pursuant to Confidential Treatment
Request]